UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2020

Town Sports International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36803	20-0640002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 US North Highway 1, Suite 201, Jupiter, Florida		33477
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 246-6700

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.001 par value per share	CLUB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On March 23, 2020, Town Sports International Holdings, Inc. (the “Company”) delivered notice of termination of that certain professional services agreement, effective as of November 12, 2019 (the “Services Agreement”), with Alvarez & Marsal Corporate Performance Improvement, LLC (“Alvarez & Marsal”). The Services Agreement provided for (i) the engagement of Helen Van Ness as interim Chief Financial Officer of the Company and (ii) the provision of certain additional consulting and advisory services to the Company by Alvarez & Marsal. The Company had been paying Alvarez & Marsal a fee of $165,000 per month for the services provided pursuant to the Services Agreement. The Company was entitled to terminate the Services Agreement without penalty with immediate effect upon delivery of written notice to Alvarez & Marsal.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2020, in connection with the termination of the Services Agreement, the Company terminated Helen Van Ness as interim Chief Financial Officer. The termination of Ms. Van Ness is effective immediately and was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The Company has appointed Phillip Juhan as Chief Financial Officer with immediate effect as of March 23, 2020. Mr. Juhan, age 45, has served as Vice President of Business Operations for the Company since August 13, 2018. Mr. Juhan brings a number of years of progressive experience in both financial and entrepreneurial leadership roles. From 2002 to 2014, Mr. Juhan worked in the Investment Banking Divisions of Prudential Financial and the Bank of Montreal, where he led consumer focused research within the Financial Services (Real Estate, Gaming and Lodging) and Consumer (Broadlines Retail and Restaurants) sectors. Since 2014, Mr. Juhan has served as Founder and President of B.L.K. LLC, a restaurant operating company, and as Founder and General Partner of Simple PropCo LLC, a Georgia based real estate holding company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 25, 2020	TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

	By:	/s/ Patrick Walsh
		Name:	Patrick Walsh
		Title:	Chairman and Chief Executive Officer